UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2010

Annual Repor t

Legg Mason

Manager Select

Large
Cap

Growth
Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Manager Select Large Cap Growth Fund

Fund objective

The Fund seeks long-term growth of capital.

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Manager Select Large Cap Growth Fund for the period from the Fund’s inception on December 1, 2009 through September 30, 2010 (the “reporting period”). Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting Chairman	David Odenath President

October 29, 2010

Legg Mason Manager Select Large Cap Growth Fund	III

Investment commentary

Economic review

While the U.S. economy continued to expand during the period from the Fund’s inception on December 1, 2009 through September 30, 2010 (the “reporting period”), overall growth moderated as the period progressed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the downturn that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its first estimate for third quarter GDP growth was 2.0%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through September, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a net loss of 175,000, 66,000, 57,000 and 95,000 jobs in June, July, August and September, respectively. The unemployment rate ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0%

and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. In addition, the inventory of unsold homes was a 10.7 month supply in September at the current sales level, versus a 12.0 month supply in August. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that, after four straight increases, month-to-month U.S. home prices fell 0.2% in August.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiv, the manufacturing sector has grown fourteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, the manufacturing sector then expanded at a faster pace in August, as its 56.3 reading during the month was better than July’s 55.5. While PMI dipped back to 54.4 in September, thirteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven industries expanded in August.

Financial market overview

During most of the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets had resumed by July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This led

IV	Legg Mason Manager Select Large Cap Growth Fund

Investment commentary (cont’d)

to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Equity market review

Stock prices, as measured by the S&P 500 Indexvi (the “Index”), moved higher during four of the first five months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and plunged more than

10%. This marked the first correction since November 2007. Despite continued disappointing economic data, strong second quarter corporate profits helped the market rally in July. The market then declined again in August, triggered by fears that the economy might slip back into recession. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September. All told, the Index returned 5.90% over the reporting period.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the reporting period, with the Russell 2000 Indexvii gaining 17.90%. In contrast, the Russell Midcap Indexviii and the large-cap Russell 1000 Indexix rose 17.29% and 6.96%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 8.44% and 7.10%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Vice President

October 29, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of large-capitalization companies (or other financial instruments that derive their value from the equity securities of such companies). The Fund generally follows a growth discipline in selecting securities. The Fund may invest up to 20% of its net assets in small- and mid-capitalization companies. The Fund may also invest up to 20% of its net assets in securities of foreign companies. The Fund may engage in short sales of securities and other instruments. Short sales may be used to hedge or substantially offset long positions held by the Fund, but also may be unrelated to any long positions held by the Fund. The Fund may also invest in derivatives, such as futures and options, to attempt to enhance its return, or to hedge its investments, among other things.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are normally allocated among multiple investment strategies (each managed by a different subadviser and/or investment team) and the Legg Mason Global Asset Allocation “completion portfolio” (managed by the Fund’s adviser, Legg Mason Global Asset Allocation, LLC or “LMGAA”). Each subadviser acts independently from the other subadvisers and uses its own methodology for selecting investments. LMGAA serves as the “manager of managers” for the Fund and has responsibility for monitoring and coordinating the overall management of the Fund. LMGAA also manages a portion of the Fund’s assets in a “completion portfolio” that attempts to reduce overall Fund tracking error versus the Fund’s comparative index, the Russell 1000 Growth Indexi (the “Index”).

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Fund’s reporting period saw significant stock market volatility. From the start of the period on December 1, 2009 through mid-April of 2010, the Index rose by more than 10%, as investors welcomed signs that the severe economic downturn of 2008 and 2009 was ending. In late April of 2010, new fears arose about the creditworthiness of various European governments, sparked by the downgrading of Greece’s sovereign debt to junk status by Standard & Poor’s. Investors began to shy away from riskier assets, like equities, worldwide, and the Index fell by almost 15% between mid-April and early July. Between early July and the end of the period, the Index rallied again, rising by more than 13% from that July low, thanks to a combination of good earnings figures and a stated willingness by the U.S. Federal Reserve Board (“Fed”)ii to engage in further monetary policy easing as necessary to support the economy. For the period as a whole, the Index returned 6.18%.

Performance review

For the period from the Fund’s inception on December 1, 2009 through September 30, 2010, Class I shares of Legg Mason Manager Select Large Cap Growth Fund returned 7.50%. The Fund’s unmanaged benchmark, the Russell 1000 Growth Index, returned 6.18% over the same time frame. The Lipper Large-Cap Growth Funds Category Average1 returned 6.21% for the period from December 1, 2009 through September 30, 2010.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from December 1, 2009 through September 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 864 funds in the Fund’s Lipper category.

2	Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report

Fund overview (cont’d)

Performance Snapshot as of September 30, 2010 (unaudited)
	6 months	Since Fund Inception*
Legg Mason Manager Select Large Cap Growth Fund:
Class I	-1.53%	7.50%
Russell 1000 Growth Index	-0.27%	6.18%
Lipper Large-Cap Growth Funds Category Average[1]	-1.18%	6.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call Institutional Shareholder Services at 1-888-425-6432.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

* The Fund’s inception date is December 1, 2009.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated December 1, 2009, the gross total operating expense ratio for Class I shares was 4.93%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, dividend expense on short sales, taxes and extraordinary expenses, to average net assets will not exceed 0.90% for Class I shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to the class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. Stocks that made the biggest positive contribution to the Fund’s relative performance (versus the Index) over the reporting period were Akamai Technologies Inc., Genzyme Corp. and Chipotle Mexican Grill Inc. (Class A). The Fund also benefited from its underweight positions relative to the benchmark in Microsoft Corp. and Exxon Mobil Corp.; both stocks are large components within the benchmark and both underperformed the benchmark. The Fund’s overweight to the Consumer Discretionary sector and its underweight to the Information Technology sector also contributed positively to relative performance.

Q. What were the leading detractors from performance?

A. Stocks that had the biggest negative impact on the Fund’s relative performance (versus its benchmark) for the reporting period were Anadarko Petroleum Corp., Blackrock Inc., Amgen Inc. and Charles Schwab Corp. In addition, our underweight in Apple Inc. detracted from relative performance. Apple Inc. is one of the largest components of the benchmark and outperformed the benchmark over the reporting period. The Fund’s overweight in the Health Care sector and its underweight in the Industrials sector also detracted from relative performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund reduced its weighting in the Health Care sector, and increased its weightings in the Consumer Discretionary, Energy and Industrials sectors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 865 funds for the six-month period and among the 864 funds for the period from December 1, 2009 through September 30, 2010 in the Fund’s Lipper category.

Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report	3

Thank you for your investment in Legg Mason Manager Select Large Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Y. Wayne Lin

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Andrew D. Purdy

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

October 19, 2010

RISKS: Equity securities are subject to price fluctuation. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are normally allocated among multiple investment strategies (each managed by a different subadviser and/or investment team). While Legg Mason Global Asset Allocation, LLC, the Fund’s adviser, monitors each subadviser and monitors the overall management of the Fund, each subadviser makes investment decisions independently from the others. It is possible that the subadvisers’ investment styles will not always be complementary, which could adversely affect the performance of the Fund. The Fund may suffer significant losses if assets that the Fund sells short appreciate rather than depreciate in value. While the possible loss on a security that is purchased is limited to the price paid for a security, there is no limit on the amount of loss on a security that is sold short. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

Portfolio holdings and breakdowns are as of September 30, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Apple Inc. (3.1%), Amgen Inc. (2.8%), Genzyme Corp. (2.6%), Anadarko Petroleum Corp. (2.5%), Biogen Idec Inc. (2.3%), UnitedHealth Group Inc. (2.2%), Google Inc., Class A Shares (2.2%), Celgene Corp. (1.8%), Weatherford International Ltd. (1.8%) and Amazon.com Inc. (1.7%). Please refer to pages 7 through 11 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2010 were: Information Technology (26.7%), Health Care (18.9%), Consumer Discretionary (15.7%), Energy (11.0%) and Industrials (8.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000

Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

4	Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2010 and March 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2010 and held for the six months ended September 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
-1.53%	$1,000.00	$984.70	0.90%	$4.48	5.00%	$1,000.00	$1,020.56	0.90%	$4.56

[1]	For the six months ended September 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

6	Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total return[1,2]
Class I
Inception* through 9/30/10	7.50%

Cumulative total return[1,2]
Class I
Inception date of 12/1/09 through 9/30/10	7.50%

Historical performance

Value of $1,000,000 invested in

Class I Shares of Legg Mason Manager Select Large Cap Growth Fund vs. Russell 1000 Growth Index† — December 1, 2009* - September 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Not Annualized.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
*	Inception date for Class I shares is December 1, 2009.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Legg Mason Manager Select Large Cap Growth Fund on December 1, 2009 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2010. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report	7

Schedule of investments

September 30, 2010

Legg Mason Manager Select Large Cap Growth Fund

Security	Shares	Value
Common Stocks — 96.6%
Consumer Discretionary — 15.7%
Auto Components — 1.0%
Johnson Controls Inc.	500	$15,250
Hotels, Restaurants & Leisure — 2.1%
Carnival Corp.	101	3,859
Chipotle Mexican Grill Inc., Class A	51	8,772	*
McDonald’s Corp.	200	14,902
Wendy’s/Arby’s Group Inc., Class A Shares	586	2,655
WMS Industries Inc.	89	3,388	*
Total Hotels, Restaurants & Leisure		33,576
Internet & Catalog Retail — 2.3%
Amazon.com Inc.	175	27,485	*
Liberty Media Holding Corp., Interactive Group, Series A Shares	400	5,484	*
Priceline.com Inc.	11	3,832	*
Total Internet & Catalog Retail		36,801
Media — 7.6%
Cablevision Systems Corp., New York Group, Class A Shares	800	20,952
Comcast Corp., Class A Shares	200	3,616
Comcast Corp., Special Class A Shares	1,300	22,113
DIRECTV, Class A Shares	300	12,489	*
Discovery Communications Inc., Class A Shares	100	4,355	*
Discovery Communications Inc., Class C Shares	100	3,819	*
Interpublic Group of Cos. Inc.	596	5,978	*
Liberty Global Inc., Series A Shares	100	3,081	*
Liberty Global Inc., Series C Shares	100	3,056	*
Liberty Media Holding Corp., Capital Group, Series A Shares	100	5,206	*
Madison Square Garden Inc., Class A Shares	200	4,216	*
Omnicom Group Inc.	250	9,870
Sirius Satellite Radio Inc.	1,851	2,221	*
Viacom Inc., Class B Shares	100	3,619
Walt Disney Co.	492	16,290
World Wrestling Entertainment Inc., Class A Shares	100	1,391
Total Media		122,272
Multiline Retail — 0.4%
Sears Holdings Corp.	36	2,597	*
Target Corp.	81	4,329
Total Multiline Retail		6,926
Specialty Retail — 2.3%
American Eagle Outfitters Inc.	261	3,905
Bed Bath & Beyond Inc.	152	6,598	*
Chico’s FAS Inc.	519	5,460
Home Depot Inc.	488	15,460
J. Crew Group Inc.	87	2,925	*
Urban Outfitters Inc.	102	3,207	*
Total Specialty Retail		37,555
Total Consumer Discretionary		252,380

See Notes to Financial Statements.

8	Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Legg Mason Manager Select Large Cap Growth Fund

Security	Shares	Value
Consumer Staples — 6.3%
Beverages — 2.9%
Coca-Cola Co.	382	$22,355
PepsiCo Inc.	378	25,114
Total Beverages		47,469
Food & Staples Retailing — 2.0%
Costco Wholesale Corp.	250	16,122
CVS Caremark Corp.	514	16,176
Total Food & Staples Retailing		32,298
Household Products — 1.3%
Procter & Gamble Co.	343	20,570
Tobacco — 0.1%
Philip Morris International Inc.	29	1,624
Total Consumer Staples		101,961
Energy — 11.0%
Energy Equipment & Services — 5.6%
Core Laboratories NV	200	17,608
National-Oilwell Varco Inc.	200	8,894
Schlumberger Ltd.	420	25,876
Tetra Technology Inc.	400	8,388	*
Weatherford International Ltd.	1,700	29,070	*
Total Energy Equipment & Services		89,836
Oil, Gas & Consumable Fuels — 5.4%
Anadarko Petroleum Corp.	700	39,935
Apache Corp.	80	7,821
Devon Energy Corp.	300	19,422
Exxon Mobil Corp.	300	18,537
Southwestern Energy Co.	56	1,873	*
Total Oil, Gas & Consumable Fuels		87,588
Total Energy		177,424
Financials — 8.0%
Capital Markets — 3.7%
BlackRock Inc.	148	25,197
Charles Schwab Corp.	767	10,661
Cohen & Steers Inc.	100	2,170
Northern Trust Corp.	200	9,648
State Street Corp.	300	11,298
Total Capital Markets		58,974
Commercial Banks — 0.1%
BB&T Corp.	72	1,734
Diversified Financial Services — 1.9%
JPMorgan Chase & Co.	200	7,614
MSCI Inc., Class A Shares	300	9,963	*
Nasdaq OMX Group Inc.	678	13,174	*
Total Diversified Financial Services		30,751
Insurance — 0.5%
Berkshire Hathaway Inc., Class B Shares	100	8,268	*

See Notes to Financial Statements.

Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report	9

Legg Mason Manager Select Large Cap Growth Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 0.4%
Essex Property Trust Inc.	58	$6,348
Real Estate Management & Development — 0.6%
CB Richard Ellis Group Inc., Class A Shares	559	10,218	*
Thrifts & Mortgage Finance — 0.8%
Astoria Financial Corp.	400	5,452
New York Community Bancorp Inc.	400	6,500
Total Thrifts & Mortgage Finance		11,952
Total Financials		128,245
Health Care — 18.9%
Biotechnology — 10.6%
Amgen Inc.	816	44,970	*
Biogen Idec Inc.	662	37,151	*
Celgene Corp.	509	29,324	*
Genzyme Corp.	600	42,474	*
Vertex Pharmaceuticals Inc.	504	17,423	*
Total Biotechnology		171,342
Health Care Equipment & Supplies — 1.5%
Covidien PLC	300	12,057
Stryker Corp.	100	5,005
Thermo Fisher Scientific Inc.	160	7,661	*
Total Health Care Equipment & Supplies		24,723
Health Care Providers & Services — 3.0%
Medco Health Solutions Inc.	250	13,015	*
UnitedHealth Group Inc.	1,000	35,110
Total Health Care Providers & Services		48,125
Pharmaceuticals — 3.8%
Forest Laboratories Inc.	700	21,651	*
Johnson & Johnson	389	24,102
Teva Pharmaceutical Industries Ltd., ADR	200	10,550
Valeant Pharmaceuticals International Inc.	178	4,461
Total Pharmaceuticals		60,764
Total Health Care		304,954
Industrials — 8.3%
Aerospace & Defense — 1.1%
L-3 Communications Holdings Inc.	250	18,067
Construction & Engineering — 0.8%
Fluor Corp.	100	4,953
Jacobs Engineering Group Inc.	200	7,740	*
Total Construction & Engineering		12,693
Electrical Equipment — 0.9%
ABB Ltd., ADR	700	14,784	*
Industrial Conglomerates — 2.4%
3M Co.	100	8,671
General Electric Co.	704	11,440
Tyco International Ltd.	300	11,019
United Technologies Corp.	100	7,123
Total Industrial Conglomerates		38,253

See Notes to Financial Statements.

10	Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Legg Mason Manager Select Large Cap Growth Fund

Security	Shares	Value
Machinery — 1.7%
Cummins Inc.	103	$9,330
Donaldson Co. Inc.	200	9,426
Pall Corp.	200	8,328
Total Machinery		27,084
Professional Services — 0.8%
Verisk Analytics Inc., Class A Shares	500	14,005	*
Road & Rail — 0.3%
Hertz Global Holdings Inc.	464	4,914	*
Trading Companies & Distributors — 0.3%
Fastenal Co.	84	4,468
Total Industrials		134,268
Information Technology — 26.7%
Communications Equipment — 3.0%
Cisco Systems Inc.	1,166	25,535	*
F5 Networks Inc.	30	3,114	*
Juniper Networks Inc.	530	16,086	*
Nokia OYJ, ADR	300	3,009
Total Communications Equipment		47,744
Computers & Peripherals — 4.8%
Apple Inc.	175	49,656	*
EMC Corp.	400	8,124	*
SanDisk Corp.	400	14,660	*
Seagate Technology	500	5,890	*
Total Computers & Peripherals		78,330
Electronic Equipment, Instruments & Components — 0.5%
Tyco Electronics Ltd.	300	8,766
Internet Software & Services — 4.7%
Akamai Technologies Inc.	483	24,237	*
eBay Inc.	604	14,738	*
Google Inc., Class A Shares	66	34,702	*
WebMD Health Corp.	50	2,493	*
Total Internet Software & Services		76,170
IT Services — 4.2%
Accenture PLC, Class A Shares	300	12,747
Automatic Data Processing Inc.	250	10,508
International Business Machines Corp.	85	11,402
Teradata Corp.	200	7,712	*
Visa Inc., Class A Shares	340	25,248
Total IT Services		67,617
Semiconductors & Semiconductor Equipment — 4.8%
Broadcom Corp., Class A Shares	400	14,156
Cree Inc.	100	5,429	*
First Solar Inc.	111	16,356	*
Intel Corp.	1,087	20,903
NVIDIA Corp.	898	10,488	*
Standard Microsystems Corp.	100	2,281	*
Texas Instruments Inc.	270	7,328
Total Semiconductors & Semiconductor Equipment		76,941

See Notes to Financial Statements.

Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report	11

Legg Mason Manager Select Large Cap Growth Fund

Security	Shares	Value
Software — 4.7%
Advent Software Inc.	100	$5,219	*
Autodesk Inc.	100	3,197	*
CommVault Systems Inc.	200	5,206	*
Electronic Arts Inc.	577	9,480	*
Microsoft Corp.	944	23,119
Oracle Corp.	400	10,740
Red Hat Inc.	208	8,528	*
Rovi Corp.	200	10,082	*
Total Software		75,571
Total Information Technology		431,139
Materials — 1.7%
Chemicals — 1.2%
Ecolab Inc.	250	12,685
Monsanto Co.	140	6,710
Total Chemicals		19,395
Metals & Mining — 0.5%
Freeport-McMoRan Copper & Gold Inc., Class B Shares	100	8,539
Total Materials		27,934
Total Investments — 96.6% (Cost — $1,447,996#)		1,558,305
Other Assets in Excess of Liabilities — 3.4%		54,655
Total Net Assets — 100.0%		$1,612,960

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $1,449,914.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

12	Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report

Statement of assets and liabilities

September 30, 2010

Assets:
Investments, at value (Cost — $1,447,996)	$1,558,305
Cash	70,423
Receivable from investment manager	63,201
Prepaid expenses	3,240
Dividends receivable	951
Total Assets	1,696,120

Liabilities:
Organizational cost payable	36,025
Trustees’ fees payable	2,644
Accrued expenses	44,491
Total Liabilities	83,160
Total Net Assets	$1,612,960

Net Assets:
Par value (Note 5)	$1
Paid-in capital in excess of par value	1,495,972
Undistributed net investment income	6,114
Accumulated net realized gain on investments	555
Net unrealized appreciation on investments and foreign currencies	110,318
Total Net Assets	$1,612,960

Shares Outstanding	125,000

Net Asset Value	$12.90

See Notes to Financial Statements.

Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report	13

Statement of operations

For the Period Ended September 30, 2010†

Investment Income:
Dividends	$13,903
Interest	1
Less: Foreign taxes withheld	(156)
Total Investment Income	13,748

Expenses:
Organizational fees	82,138
Custody fees	55,893
Trustees’ fees	37,265
Audit and tax	34,033
Shareholder reports	14,091
Legal fees	10,276
Investment management fee (Note 2)	9,713
Registration fees	2,281
Transfer agent fees	995
Miscellaneous expenses	2,976
Total Expenses	249,661
Less: Fee waivers and/or expense reimbursements (Note 2)	(237,722)
Compensating balance arrangements (Note 1)	(284)
Net Expenses	11,655
Net Investment Income	2,093

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	555
Foreign currency transactions	(6)
Net Realized Gain	549
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	110,309
Foreign currencies	9
Change in Net Unrealized Appreciation (Depreciation)	110,318
Net Gain on Investments and Foreign Currency Transactions	110,867
Increase in Net Assets From Operations	$112,960

†	For the period December 1, 2009 (inception date) to September 30, 2010.

See Notes to Financial Statements.

14	Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report

Statement of changes in net assets

For the Period Ended September 30,	2010†

Operations:
Net investment income	$2,093
Net realized gain	549
Change in net unrealized appreciation (depreciation)	110,318
Increase in Net Assets From Operations	112,960

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	1,500,000
Increase in Net Assets From Fund Share Transactions	1,500,000
Increase in Net Assets	1,612,960

Net Assets:
Beginning of period	—
End of period*	$1,612,960
* Includes undistributed net investment income of:	$6,114

†	For the period December 1, 2009 (inception date) to September 30, 2010.

See Notes to Financial Statements.

Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report	15

Financial highlights

For a share of beneficial interest outstanding throughout the period ended September 30:
Class I Shares*	2010[1]

Net asset value, beginning of period	$12.00

Income from operations:
Net investment income	0.02
Net realized and unrealized gain	0.88
Total income from operations	0.90

Net asset value, end of period	$12.90
Total return[2]	7.50%

Net assets, end of period (000s)	$1,613

Ratios to average net assets:
Gross expenses[3]	19.28%
Net expenses[3,4,5,6]	0.90
Net investment income[3]	0.16

Portfolio turnover rate	37%

[1]	For the period December 1, 2009 (inception date) to September 30, 2010.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]	Annualized.

[4]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.90% until December 31, 2011.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements was 0.02%.

*	Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

16	Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Manager Select Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may be also determined with the assistance of a pricing service using calculations based on indices of domestic securities and the appropriate indicators, such as prices of relevant American depositary receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$1,558,305	—	—	$1,558,305

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the

Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report	17

Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on

18	Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report

Notes to financial statements (cont’d)

historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by, adjusting related investment cost basis, capital gains and income, as necessary.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$4,027	—	$(4,027)
(b)	(6)	$6	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund and non-deductible organization costs for tax purposes.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Legg Mason Global Asset Allocation, LLC (“LMGAA”) is the Fund’s investment adviser. Barrett Associates, Inc. (“Barrett”), ClearBridge Advisors, LLC (“ClearBridge”), Batterymarch Financial Management, Inc. (“Batterymarch”) and Legg Mason Capital Management, Inc. (“LMCM”) are the Fund’s subadvisers. LMPFA, LMGAA, Barrett, ClearBridge, Batterymarch and LMCM are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Batterymarch and LMCM did not manage any portion of the Fund’s assets during the fiscal period.

Under the management agreement, the Fund pays a management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to LMGAA and the subadvisers the day-to-day portfolio management of the Fund. LMGAA is responsible for allocation management as well as managing a portion of the Fund’s assets.

LMPFA pays the investment adviser and the subadvisers 70% of the net management fee it receives from the Fund. LMGAA receives a portion of the net management fee for allocation management. LMGAA and

Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report	19

the subadvisers are then paid the remaining net management fee based on the percentage of total assets each manages.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.90% until December 31, 2011. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the period ended September 30, 2010, fees waived and/or expenses reimbursed amounted to $237,722.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to this agreement, at September 30, 2010, the Fund had remaining fee waivers and expense reimbursements subject to recapture by LMPFA and date of expiration as follows:

Class I
Expires September 30, 2013	$237,722
Fee waivers/expense reimbursements subject to recapture	$237,722

For the period ended September 30, 2010, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2010, Legg Mason and its affiliates owned 100% of the Fund.

3. Investments

During the period ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,010,316
Sales	561,148

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$160,180
Gross unrealized depreciation	(51,789)
Net unrealized appreciation	$108,391

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended September 30, 2010, the Fund did not invest in any derivative instruments

20	Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report

Notes to financial statements (cont’d)

5. Shares of beneficial interest

At September 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in Class I shares of the Fund were as follows:

Period Ended September 30, 2010†
Shares sold	125,000
Net increase	125,000

†	For the period December 1, 2009 (inception date) to September 30, 2010.

6. Income tax information and distributions to shareholders

The Fund did not make any distributions during the period ended September 30, 2010.

As of September 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$10,927
Other book/tax temporary differences(a)	(2,340)
Unrealized appreciation (depreciation)(b)	108,400
Total accumulated earnings (losses) — net	$116,987

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason Manager Select Large Cap Growth Fund 2010 Annual Report	21

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Legg Mason Manager Select Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Manager Select Large Cap Growth Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 16, 2010

22	Legg Mason Manager Select Large Cap Growth Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Manager Select Large Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Trustees and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees[1]

Ruby P. Hearn

Year of birth	1940
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None

Arnold L. Lehman

Year of birth	1944
Position with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None

Robin J.W. Masters

Year of birth	1955
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Jill E. McGovern

Year of birth	1944
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Legg Mason Manager Select Large Cap Growth Fund	23

Independent Trustees[1] cont’d

Arthur S. Mehlman

Year of birth	1942
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC.

G. Peter O’Brien

Year of birth	1945
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Trustee during past five years	Director of Technology Investment Capital Corp.

S. Ford Rowan

Year of birth	1943
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None

Robert M. Tarola

Year of birth	1950
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Executive Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

24	Legg Mason Manager Select Large Cap Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees[3]

Mark R. Fetting

Year of birth	1954
Position with Trust	Chairman and Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Trustee	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Trustee during past five years	None

David R. Odenath

Year of birth	1957
Position with Trust	President and Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008; formerly: President of Prudential Annuities (2002 to 2008); Executive Vice President (2003 to 2008) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (2003 to 2008) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (2003 to 2008) of American Skandia Marketing, Inc.; President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999 to 2003) of Prudential Investments; Senior Vice President (1999 to 2008) of Prudential Financial, Inc.; Senior Vice President (1993 to 1999) of PaineWebber Group, Inc. (investment banking).
Number of funds in fund complex overseen by Trustees	16
Other directorships held by Trustee during past five years	None
Executive Officers

R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Vice President
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Legg Mason Manager Select Large Cap Growth Fund	25

Executive Officers cont’d

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. (since 2007); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Trustees Committee (chair: Arnold Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Trust on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Trust’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason Manager Select

Large Cap Growth Fund

Trustees

Mark R. Fetting
Chairman

David R. Odenath
President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Manager

Legg Mason Partners Fund Advisor, LLC

Adviser

Legg Mason Global Asset Allocation, LLC

Subadvisers

Barrett Associates, Inc.

Batterymarch Financial Management, Inc.

ClearBridge Advisors, LLC

Legg Mason Capital Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Legg Mason Manager Select Large Cap Growth Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland

statutory trust.

Legg Mason Manager Select Large Cap Growth Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Manager Select Large Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

LMFX012988 11/10 SR10-1232

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2009 and September 30, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2009 and $6,667 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2009 and $0 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/S/ DAVID R. ODENATH
(David R. Odenath)
President and Trustee of
Legg Mason Global Asset Management Trust

Date: November 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ DAVID R. ODENATH
(David R. Odenath)
President and Trustee of
Legg Mason Global Asset Management Trust

Date: November 22, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Global Asset Management Trust

Date: November 22, 2010